Exhibit 10.13(b)
AMENDMENT NO. 1 TO FOURTH AMENDED AND
RESTATED RECEIVABLES PURCHASE AGREEMENT

This AMENDMENT NO. 1 TO FOURTH AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT, dated as of January 17, 2013 (this “Amendment”), is by and among MANITOWOC FUNDING, LLC and MANITOWOC CAYMAN ISLANDS FUNDING LTD., as Sellers, THE MANITOWOC COMPANY, INC., GARLAND COMMERCIAL RANGES LIMITED and CONVOTHERM ELEKTROGERÄTE GMBH, as Servicers, and WELLS FARGO BANK, N.A., as Purchaser and as Agent.
WHEREAS, the parties hereto are parties to that certain Fourth Amended and Restated Receivables Purchase Agreement, dated as of September 26, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”); and
WHEREAS, the parties hereto desire to amend the Agreement as set forth herein.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1.Definitions. Capitalized terms defined in the Agreement and used but not otherwise defined herein shall have the meanings assigned thereto in the Agreement.
SECTION 2.    Amendments. The Agreement is hereby amended as follows:
(a)    The definition of “Total Reserve Percentage” set forth in Exhibit I of the Agreement is replaced in its entirety with the following:
“Total Reserve Percentage” means the greatest of (i) the sum of (a) the Loss Reserve Percentage and (b) the Dilution Reserve Percentage, (ii) the sum of (a) the Base Concentration Limit multiplied by three and (b) the Dilution Component and (iii) 16.8%.
(b)    Schedule II of the Agreement is replaced in its entirety with Exhibit I attached hereto.
SECTION 3.    Acknowledgements and Agreements.
(a)    Each of the parties hereto acknowledge and agree that notwithstanding anything to the contrary set forth in the Agreement or any other Transaction Document, that from and after the Effective Date (as defined below) and until the Subject Termination Date (as defined below), none of the Receivables, the Obligor of which is GAR International Corporation (or any successor thereto) (each such Receivable, a “Subject Receivable”) will constitute an Eligible Receivable under the Agreement. For purposes of this clause (a), Subject Termination Date means the date, if any, that the Agent in its sole discretion provides notice to the Sellers that each Subject

Receivable may thereafter constitute an Eligible Receivable (subject to each such Subject Receivable’s satisfaction of each of the requirements set forth in the definition of “Eligible Receivable”).
(b)    Each of the parties hereto acknowledge and agree that notwithstanding anything to the contrary set forth in the Agreement or any other Transaction Document, that from and after the Effective Date and until the Subject Termination Date, that each of the Subject Receivables shall be excluded from the calculations of (i) “Total Reserve,” “Total Reserve Percentage,” “Loss Reserve Percentage,” “Dilution Reserve Percentage,” “Days Sales Outstanding,” “Default Ratio,” “Dilution Ratio,” “Dilution Component,” and “Excess Concentration,” and (ii) any components of the calculations and terms described in clause (i) above, in each case, for all purposes of the Agreement and the other Transaction Documents.
(c)    For the avoidance of doubt, on and after the Subject Termination Date, each of the Subject Receivables shall immediately (and without any further action) (i) constitute an Eligible Receivable (subject to each such Subject Receivable’s satisfaction of each of the requirements set forth in the definition of “Eligible Receivable”) and (ii) be included in each of the calculations set forth in clause (b) above.
SECTION 4.    Representations and Warranties. On the date hereof, each of the Sellers and Servicers hereby represents and warrants (as to itself) to the Purchaser and the Agent as follows:
(a)    after giving effect to this Amendment, no event or condition has occurred and is continuing which constitutes a Termination Event or Unmatured Termination Event;
(b)    after giving effect to this Amendment, the representations and warranties of such Person set forth in the Agreement and each of the other Transaction Documents are true and correct as of the date hereof, as though made on and as of such date (except to the extent such representations and warranties relate solely to an earlier date and then as of such earlier date);
(c)    after giving effect to this Amendment, the Purchased Assets Coverage Percentage does not exceed one hundred percent (100%) on the date hereof and did not exceed one hundred percent (100%) and continue unremedied for more than two (2) consecutive Business Days on any date between the Effective Date and the date hereof; and
(d)    this Amendment constitutes the valid and binding obligation of such Person, enforceable against such Person in accordance with its terms.
SECTION 5.    Effect of Amendment.
(a)    All provisions of the Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. On and after the Effective Date, all references in the Agreement (or in any other Transaction Document) to “this Agreement,” “hereof,” “herein” or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein.
(b)    The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or the Purchaser pursuant to any Transaction Document or any other instrument, document or agreement executed and/or delivered in connection therewith, nor constitute a waiver of any provision contained therein.
SECTION 6.    Effectiveness. This Amendment shall be effective, as of December 31, 2012 (the “Effective Date”), upon receipt by the Agent of the following (in each case, in form and substance reasonably satisfactory to the Agent):
(a)    counterparts of this Amendment duly executed by each of the parties hereto;
(b)    an executed copy of a letter from JPMorgan Chase Bank, N.A. to Manitowoc confirming that the transactions contemplated by the Transaction Documents constitute a “Permitted Securitization” under the Credit Agreement; and
(c)    such other agreements, documents, officer certificates and instruments as the Agent shall request.
SECTION 7.    GOVERNING LAW. THIS AMENDMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICT OF LAWS PROVISIONS THEREOF).
SECTION 8.    Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. This Amendment may be executed by facsimile or delivery of a “.pdf” copy of an executed counterpart hereof.
SECTION 9.    Headings. The captions and headings of this Amendment are for convenience of reference only and shall not affect the interpretation of this Amendment, the Agreement or any provision hereof or thereof.
[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed, as of the date first above written.
MANITOWOC FUNDING, LLC,
as a Seller

By:	/s/ Maurice D. Jones
Name:	Maurice D. Jones
Title	Vice President and Secretary

MANITOWOC CAYMAN ISLANDS FUNDING LTD., as a Seller

By: /s/ Maurice D. Jones
Name:    Maurice D. Jones
Title:    Vice President and Secretary

THE MANITOWOC COMPANY, INC.,
as a Servicer
By: /s/ Maurice D. Jones
Name:    Maurice D. Jones

Title:	Senior Vice President, General Counsel and Secretary

GARLAND COMMERCIAL RANGES LIMITED, as a Servicer

By: /s/ Maurice D. Jones
Name:    Maurice D. Jones
Title:    Vice President and Secretary

CONVOTHERM ELEKTROGERÄTE GMBH, as a Servicer

By: /s/ Ralf Klein
Name:    Ralf Klein
Title:    Managing Director

WELLS FARGO BANK, N.A., as Agent

By: /s/ Eero Maki
Name:    Eero Maki
Title:    SVP

WELLS FARGO BANK, N.A.,
as Purchaser

By: /s/ Eero Maki
Name:    Eero Maki
Title:    SVP

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